UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2004

CIB Marine Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

N27 W24025 Paul Court, Pewaukee, Wisconsin		53072
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-695-6010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2004, the registrant entered into an employment agreement with Michael J. Miller, its Executive Vice President and Chief Lending Officer. The agreement provides for his employment for a one-year term at a salary of $218,250 and the granting of stock options. A copy of the Agreement is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated into this item 1.01 by reference.

On December 27, 2004, the registrant entered into an employment agreement with Margaret A. Incandela, its Senior Vice President and Chief Credit Officer. The agreement provides for her employment for a one-year term at a salary of $160,050. A copy of the Agreement is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated into this item 1.01 by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB Marine Bancshares, Inc.

December 27, 2004	By:	Donald J. Straka

Name: Donald J. Straka
Title: Senior Vice President & Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.1	Miller Employment Agreement
99.2	Incandela Employment Agreement